UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2016

ALTISOURCE RESIDENTIAL CORPORATION
(Exact name of Registrant as specified in its charter)

MARYLAND	001-35657	46-0633510
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Altisource Asset Management Corporation
36C Strand Street
Christiansted, United States Virgin Islands 00820
(Address of principal executive offices including zip code)

(340) 692-1055
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Amendment and Extension of Repurchase Facility with Credit Suisse

On November 18, 2016, Altisource Residential Corporation (the “Company”), acting through its subsidiaries, amended and extended the terms of its repurchase facility (the “CS Repurchase Facility”) with Credit Suisse First Boston Mortgage Capital, LLC (“Credit Suisse”) through the entry into a Third Amended and Restated Master Repurchase Agreement (the “Third Amended and Restated Repurchase Agreement”).

Under the Third Amended and Restated Repurchase Agreement, the Company and Credit Suisse:

•
increased the facility size from $350.0 million to $600.0 million, which will subsequently decrease incrementally on each of January 31, 2017; February 28, 2017; June 30, 2017 and September 30, 2017 to an aggregate of $350.0 million as of September 30, 2017;

•	extended the termination date for the facility for a year to November 17, 2017;

•	removed aging limits for all assets funded under the facility;

•	improved the advance rate for assets funded under the facility by amounts ranging from 5% to 15%, depending on the loan and REO status of the assets being financed;

•	moved the assets previously funded under its repurchase facility with Wells Fargo, National Association (“Wells Fargo”) to the CS Repurchase Facility; and

•	amended certain financial covenants and replaced certain other financial covenants with other customary covenants in line with the Company’s business.

In connection with the entry into the Third Amended and Restated Repurchase Agreement with Credit Suisse, the Company and Wells Fargo terminated the Company’s repurchase facility with Wells Fargo (the “Wells Repurchase Facility”), as more fully described below in Item 1.02. Prior to the termination of the Wells Repurchase Facility and entry into the Third Amended and Restated Repurchase Agreement with Credit Suisse, an aggregate of approximately $221.7 million was outstanding under the CS Repurchase Facility and approximately $316.2 million was outstanding under the Wells Repurchase Facility. Following such amendment and termination transactions, an aggregate of $599.8 million was outstanding under the amended and restated CS Repurchase Facility.

The obligations of the Company’s subsidiaries under the Third Amended and Restated Repurchase Agreement continue to be fully guaranteed by the Company pursuant to a Third Amended and Restated Guaranty (the “Guaranty”) made by the Company in favor of Credit Suisse.

Other than as described above, the CS Repurchase Facility with Credit Suisse under the Third Amended and Restated Repurchase Agreement remains substantially the same as the second amended and restated repurchase agreement.

The disclosures herein regarding the Third Amended and Restated Repurchase Agreement and the Guaranty do not purport to be complete and are qualified in their entirety to the full text of such documents, which are filed herewith as exhibits 10.1 and 10.2, respectively.

For additional disclosures regarding the terms of the prior amended and restated repurchase agreement and the prior amended and restated guaranty, see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 5, 2016 and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 filed with the SEC on August 8, 2016.

Item 1.02	Termination of a Material Definitive Agreement

Termination of Repurchase Facility with Wells Fargo

Concurrently with the entry into the Third Amended and Restated Repurchase Agreement with Credit Suisse, on November 18, 2016 (the “Wells Facility Termination Date”), Wells Fargo and the Company terminated the Wells Repurchase Facility through the entry into two separate termination agreements (collectively, the “Wells Termination Agreements”). The Wells Termination Agreements terminated (a) the Second Amended and Restated Master Repurchase Agreement and Securities Contract secured by non-performing mortgage loans dated September 30, 2015 (the “Wells Loan Repurchase Agreement”) and (b) the Master Repurchase Agreement and Securities Contract secured by real estate owned properties dated September 30, 2015 (the “Wells REO Repurchase Agreement” and, together with the Wells Loan Repurchase Agreement, the “Wells Repurchase Agreements”).

Pursuant to the Wells Termination Agreements, the Company, acting through its subsidiaries, repurchased all of the assets financed under the Wells Repurchase Agreements and satisfied all of the outstanding repurchase obligations in full as of the Wells Facility Termination Date. The Wells Termination Agreements also provide that the two guarantees made by the Company in favor of Wells Fargo and dated September 30, 2015 under the Wells Repurchase Agreements (collectively, the “Wells Guarantees”), will continue to remain in force on a limited basis solely to guaranty certain limited obligations, if any, under the Wells Repurchase Agreements that may have arisen prior to the Wells Facility Termination Date and that survive the termination of the Wells Repurchase Agreements.

The disclosures herein regarding the Wells Termination Agreements do not purport to be complete and are qualified in their entirety to the full text of such documents, which are filed herewith as exhibits 10.3 and 10.4, respectively.

For additional disclosures regarding the terms of the Wells Repurchase Agreements and the Wells Guarantees, see the Company’s Current Report on Form 8-K filed with the SEC on October 6, 2015 and the Quarterly Report, including exhibits 10.1 through 10.4 thereof, on Form 10-Q for the quarter ended September 30, 2015 filed with the SEC on November 9, 2015.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registrant

See Item 1.01 above, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1
Third Amended and Restated Master Repurchase Agreement, dated November 18, 2016, by and among Credit Suisse First Boston Mortgage Capital LLC, Credit Suisse AG, acting through its Cayman Islands Branch, Alpine Securitization LTD and other Buyers joined thereto from time to time, Altisource Residential, L.P., ARLP Repo Seller L, LLC, ARLP Repo Seller S, LLC and ARNS, Inc., ARLP Trust, ARLP Trust 3 on behalf of itself and each of its series, ARLP Trust 4, ARLP Trust 5 on behalf of itself and each of its series, ARLP Trust 6 on behalf of itself and each of its series, ARLP Securitization Trust, Series 2014-1 on behalf of itself and each of its series, ARLP Securitization Trust, Series 2014-2 on behalf of itself and each of its series, RESI SFR Sub, LLC and RESI REO Sub, LLC, and the Company.

10.2
Third Amended and Restated Guaranty made by the Company in favor of Credit Suisse First Boston Mortgage Capital LLC, Credit Suisse AG, acting through its Cayman Islands Branch, Alpine Securitization LTD and other Buyers joined thereto from time to time, dated November 18, 2016.

10.3	Termination Agreement dated as of November 18, 2016 by and among ARLP Repo Seller L, LLC, ARLP Repo Seller S, LLC, the Company and Wells Fargo.
10.4	Termination Agreement dated as of November 18, 2016 by and among Altisource Residential, L.P., ARNS, Inc., the Company and Wells Fargo.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Altisource Residential Corporation

November 23, 2016	By:	/s/ Robin N. Lowe
Robin N. Lowe
Chief Financial Officer